Damian Carmichael, Professional Engineer SNC-Lavalin Inc. 216 1st Avenue South Saskatoon, Saskatchewan, Canada S7K 1K3 CONSENT OF QUALIFIED PERSON I, Damian Carmichael, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatoon, Saskatchewan this 11 day of February, 2022. __/s/Damian Carmichael Damian Carmichael, P.Eng. Association of Professional Engineers and Geoscientists of Saskatchewan, License #14279 Exhibit 23.4 Dean Gerhardt, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Dean Gerhardt, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatchewan this __9__ day of February, 2022. _/s/Dean Gerhardt Dean Gerhardt, P.Eng. Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #15189 Bill Paramor, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Bill Paramor, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Esterhazy, Saskatchewan this _9_ day of February, 2022. __/s/Bill Paramor Bill Paramor, P. Eng. Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #06656 Greg Potter, Professional Engineer and Geoscientist SNC-Lavalin Inc. 216 1st Avenue South Saskatoon, Saskatchewan, Canada S7K 1K3 CONSENT OF QUALIFIED PERSON I, Greg Potter, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatoon, Saskatchewan this 11 day of February, 2022. __/s/Greg Potter Greg Potter, P.Eng., P.Geo. Association of Professional Engineers and Geoscientists of Saskatchewan, License #11180

Grant Shaver, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Grant Shaver, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatchewan this _11__ day of February, 2022. __/s/Grant Shaver Grant Shaver, P.Eng. Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #14724 Jessica Theriault, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Jessica Theriault, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatchewan this _10_ day of February, 2022. __/s/Jessica Theriault Jessica Theriault, P.Eng. Association of Professional Engineers and Geoscientists of Saskatchewan, License #09947 Monica Tochor, Professional Geoscientist The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Monica Tochor, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Esterhazy Potash Facility Technical Report Summary with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2021 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333- 216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Saskatchewan this __9__ day of February, 2022. __/s/Monica Tochor Monica Tochor, P.Geo. Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS) License #12338